                                                                     EXHIBIT 9.4

                        THIRD AMENDMENT TO FIRST AMENDED
                        AND RESTATED INVESTORS' AGREEMENT


       This Third Amendment to the First Amended and Restated Investors' Agreement (this "Agreement") dated as of April 8, 1999, is entered into by and among (i) Doane Pet Care Enterprises, Inc., formerly known as DPC Acquisition Corp. (the "Company"), (ii) Doane Pet Care Company formerly known as Doane Products Company ("Doane"), (iii) Summit Capital Inc. ("Summit"), (iv) Summit/DPC Partners, L.P. ("Summit/DPC"), (v) Chase Manhattan Investment Holdings, Inc. ("Chase"), (vi) DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., DLJ First ESC, L.L.C., (each of the foregoing in this clause
(vi), a "DLJ Entity," and collectively, the "DLJ Entities"), (vii) Dartford Partnership, L.L.C. ("Dartford"), (viii) Bruckmann, Rosser, Sherrill & Co., L.P. ("BRS"), (ix) PNC Capital Corp ("PNC"), (x) Windy Hill Pet Food Company, L.L.C. ("Windy Hill L.L.C."), (xi) Baseball Partners and (xii) the other Persons listed on the signature pages hereto.

                              W I T N E S S E T H :

       WHEREAS, certain stockholders and warrantholders of the Company are parties to or bound by that certain First Amended and Restated Investors' Agreement dated as of August 3, 1998, as amended to date (the "Original Agreement");

       WHEREAS, the parties hereto wish to reflect that the DLJ Entities will no longer be a party to the governance provisions contained herein but will remain subject to the provisions in Article 5 and Article 7; and

       WHEREAS, the undersigned, constituting the holders of more than 75% of the shares of Common Stock of the Company (including the Warrants on an "as-if exercised" basis) desire to amend the Original Agreement on the terms of this Agreement and, except as amended by this Agreement, ratify the terms of the Original Agreement.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in exchange for the mutual covenants herein, the parties hereto agree as follows:

                                   AGREEMENTS

1. Defined Terms. Capitalized terms used in this Agreement that are not defined herein shall have the meanings given to them in the Original Agreement.

2. Amendments. From and after the IPO Closing Date (as defined below), the Original Agreement shall be amended as follows:

       (a)    Section 1.1(a) is amended by adding the following defined terms:

                    "BYLAWS" means the bylaws of the Company, as amended or
              restated from time to time.

                    "CLASS I DIRECTOR" means any director of the Board then
              serving in one of the Board positions specified as a "Class I" position by the Bylaws of Company.

                    "CLASS II DIRECTOR" means any director of the Board then
              serving in one of the Board positions specified as a "Class II" position by the Bylaws of Company.

                    "CLASS III DIRECTOR" means any director of the Board then
              serving in one of the Board positions specified as a "Class III" position by the Bylaws of Company.

                    "IPO CLOSING DATE" means the date on which an Initial Public
              Offering is consummated.

                    "SHAREHOLDER" means each Person (other than the Company or
              Doane) who shall be a party to this Agreement, whether in connection with the execution and delivery hereof as of the date hereof, pursuant to Section 7.3 or otherwise, or bound by this Agreement by reason of being a party to the Original Agreement, in each case, so long as such Person shall beneficially own any Securities; provided, however, that the term "Shareholder" shall not include and shall not create benefits or obligations with respect to any of the DLJ Entities other than such benefits and obligations provided in Article 5 and Article 7.

       (b) Section 2.1(a) is hereby amended in its entirety to provide as follows:

              "(a) From and after the IPO Closing Date, the Board shall consist of eight members or such greater number as is established in accordance with the Bylaws, and the Company shall take such action as is necessary to cause the following persons to be nominated, in accordance with the Bylaws, to stand for election to serve as directors in the positions (i.e., as Class I Directors, Class II Directors or Class III Directors) specified below:

                    (i) (A) at any time the Summit-Investors own of record 50% or more of the number of shares of Common Stock owned thereby as of August 3, 1998 (in each case, disregarding stock splits, recapitalizations and similar adjustments in number of shares and stock dividends), two individuals designated by Summit on behalf of the Summit-Investors, and, as long as the Board is classified, of such two individuals, one shall stand for election as a Class III Director and the second individual shall stand for election as a

                    Class II Director (each such person, a "SUMMIT-INVESTOR DESIGNEE") and (B) at any time the Summit-Investors own of record less than 50% of the number of shares of Common Stock owned thereby as of August 3, 1998 (disregarding stock splits, recapitalizations, and similar adjustments in number of shares and stock dividends) and the Summit-Investors' Percentage Ownership is 5% or more, one individual designated by Summit on behalf of the Summit-Investors and, so long as the Board is classified, such individual shall stand for election as a Class III Director;

                    (ii) (A) at any time the Windy Hill Investors own of record (or beneficially by reason of the record ownership of IBJ Whitehall Bank & Trust Company (formerly IBJ Schroder Bank & Trust Company) ("IBJ")) 50% or more of the number of shares of Common Stock owned thereby as of August 3, 1998 (in each case, disregarding stock splits, recapitalizations and similar adjustments in number of shares and stock dividends), one individual designated by Windy Hill L.L.C., which individual shall stand for election as a Class II Director, and one individual designated by BRS, which individual shall stand for election as a Class I Director (such two designees collectively referred to as the "Windy Hill Designees" or individually as a "Windy Hill Designee") and (B) at any time the Windy Hill Investors own of record (or beneficially by reason of the record ownership of IBJ less than 50% of the number of shares of Common Stock owned thereby as of August 3, 1998 (in each case, disregarding stock splits, recapitalizations and similar adjustments in number of shares and stock dividends) and the Windy Hill Investors' Percentage Ownership is 5% or more, the Windy Hill Representative (which, the Windy Hill Investors hereby agree, shall initially be Ray Chung) shall be nominated to stand for election and, so long as the Board is classified, the Windy Hill Representative shall stand for election to serve as a Class II Director;

                    (iii) at any time the Chase Percentage Ownership is 5% or greater, one individual shall be designated by Chase (the "CHASE DESIGNEE") to stand for election and, so long as the Board is classified, the Chase Designee shall stand for election to serve as a Class III Director;

                    (iv) the chief executive officer of the Company shall be designated to stand for election and, so long as the Board is classified, the chief executive officer shall stand for election to serve as a Class II Director; and

                    (v) in addition to the individuals contemplated above, at any time the Summit-Investors' Percentage Ownership is 5% or more, one individual designated by George B. Kelly (so long as Mr. Kelly serves as a member of the Board) or, if Mr. Kelly is not then serving on the Board, designated by the Summit-Investor Designee or Designees then serving on the Board, to stand for election to serve as a Class II Director (the "Kelly Designee").

                    Director positions for which a nominee is not specified in accordance with the preceding provisions of this Section 2.2(a) shall be specified in accordance with the Bylaws; provided, the initial nominees for such positions shall be nominated by a majority of the other individuals nominated or designated in accordance with the preceding provisions of this Section 2.2(a), or in the absence of such majority, by the Chairman of the Board.

                    At the Company's request, each Shareholder entitled to vote for the election of directors to the Board shall vote its Securities and execute written consents to increase the Board size and to elect independent directors to accommodate the requirements for listing the Securities on any national securities exchange or market system on which the Board determines that the Securities shall be listed or included or to include at least two individuals who are "Non-Employee Directors" for purposes of, and as such term is referred to in, Rule 16b-3 of the Exchange Act. Each Shareholder entitled to vote for the election of directors to the Board agrees that it will vote its Securities or execute consents, as the case may be, and take all other reasonable action (including taking reasonable steps to cause the Company to call a special meeting of shareholders) in order to ensure that the composition of the Board is as set forth in this Section 2.1(a). The parties to this Agreement acknowledge and agree that, due to the existence of stockholders entitled to vote for the election of directors that are not parties to this Agreement, the right to designate an individual pursuant to this Section 2.1(a) and the obligations of the Shareholders to vote for or consent to any individual designated in accordance with this Section 2.1(a) may not be sufficient to ensure that such individual shall be elected to the Board."

       (c) Section 2.2 is hereby amended in its entirety to provide as follows:

              "Removal and Resignation.

                    (a) Each Shareholder agrees that it will not vote any of its Securities in favor of the removal of any director who shall have been designated or nominated pursuant to Section 2.1(a) unless (i) such removal shall be for Cause (as defined below) or (ii) the Person(s) entitled to designate or nominate such director shall have consented to or requested such removal in writing (and, in the case of any such request, such Shareholder shall vote its Securities in favor of such removal). Removal for "Cause" shall mean removal of a director because of such director's (A) willful and continued failure substantially to perform his duties with the Company in his established position, (B) willful conduct which is injurious to the Company or any of its Subsidiaries, monetarily or otherwise, (C) conviction for, or guilty plea to, a felony or a crime involving moral turpitude, (D) abuse of illegal drugs or other controlled substances or habitual intoxication or (E) willful breach of this Agreement.

                    (b) (i) At any time there are two Summit-Investor Designees serving on the Board when (A) the Summit-Investors own of record less than 50% of the number of shares of Common Stock owned thereby as of August 3, 1999 (disregarding stock splits, recapitalizations and similar adjustments in the number of shares and stock dividends) and (B) the Summit-Investors' Percentage Ownership is 5% or greater, upon the request of a majority of the other directors, the Summit-Investors shall use their commercial best efforts to cause one of the two Summit-Investor Designees to resign, and the resigning Summit-Investor Designee shall be the individual identified by George B. Kelly or, if Mr. Kelly fails to identify the resigning Summit-Investor Designee, the resigning Summit-Investor Designee shall be the Summit-Investor Designee that is not Mr. Kelly or (ii) at any time there are any Summit-Investor Designees serving on the Board when the Summit-Investors' Percentage Ownership is less than 5%, upon the request of a majority of the other directors of the Board, the Summit-Investors shall use their commercial best efforts to cause each Summit-Investor Designee and the Kelly Designee to resign from the Board;

                    (c) (i) At any time there are two Windy Hill Designees serving on the Board when (A) the Windy Hill Investors own of record (or beneficially by reason of the record ownership of IBJ) less than 50% of the number of shares of Common Stock owned thereby as of August 3, 1999 (disregarding stock splits, recapitalizations and similar adjustments in the number of shares and stock dividends) and (B) the Windy Hill Investors' Percentage Ownership is 5% or greater, upon the request of a majority of the other directors, the Windy Hill Investors shall use their commercial best efforts to cause one of the two Windy Hill Investor Designees to resign, and the resigning Windy Hill Designee shall be the individual identified by the Windy Hill Representative or, if the Windy Hill Representative fails to identify the resigning Windy Hill Designee, the resigning Windy Hill Designee shall be the Windy Hill Designee that is not the Windy Hill Representative or (ii) at any time there are any Windy Hill Designees serving on the Board when the Windy Hill Investors' Percentage Ownership is less than 5%, upon the request of a majority of the other directors of the Board, the Windy Hill Investors shall use their commercial best efforts to cause each Windy Hill Designee to resign from the Board;

                    (d) at any time the Chase Designee is serving on the Board when Chase's Percentage Ownership is less than 5%, upon the request of a majority of the other directors of the Board, Chase shall use its commercial best efforts to cause the Chase Designee to resign from the Board;

       (d) Section 2.3 is hereby amended in its entirety to provide as follows:

              2.3 Vacancies. The Shareholders recognize that under the terms of the certificate of incorporation and the bylaws that any vacancy in the Board, whether arising through death, resignation, or removal of a director, or through an increase in the number of directors of any class, shall be filled by the majority vote of the remaining directors, although less than a quorum, or by a sole remaining director. In the event of such vacancy, each Shareholder entitled to vote for the election of directors to the Board agrees that it will use commercial best efforts to cause its Board nominee, if any and if then serving on the Board, to fill any such vacancy in the following manner:

                    (a) any vacancy created by the death, disability, retirement, resignation or removal of any individual (a "Former Director") designated under clauses (i), (ii), (iii) or (v) of Section 2.1(a) shall be filled by the applicable person or persons that designated the Former Director so long such person or persons remains entitled to designate an individual under the applicable clause of Section 2.1(a); and

                    (b) any vacancy created by an increase in the number of directors of any class shall be filled in accordance with the Bylaws."

       (e) A new Section 7.12 is hereby added to the Original Agreement and shall provides in its entirety as follows:

              "7.12 Termination of Certain Rights and Obligations. Notwithstanding anything to the contrary in the Original Agreement, as amended, none of the DLJ Entities shall have any rights or obligations, and will not be considered a "Shareholder" under this Agreement other than with respect to (a) obligations or liabilities arising from a breach, if any, of any DLJ Entity that occurred prior to the IPO Closing Date, (b) rights and obligations under Article 5 to the extent relating to registration rights and
              (c) rights and obligations under Article 7."

3. Terminology. The phrases "as of the date of this Agreement" and "the date hereof," when used in the text of the Original Agreement, refer to August 3, 1998.

4. Ratification. Except as expressly set forth herein, the terms and provisions of the Original Agreement, as amended prior to the date hereof, are hereby ratified and confirmed.

5. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       DOANE PET CARE ENTERPRISES, INC.

                                            By: /s/ THOMAS R. HEIDENTHAL
                                               ---------------------------------
                                            Name:   Thomas R. Heidenthal
                                                 -------------------------------
                                            Title:  Senior V.P. & C.F.O.
                                                  ------------------------------

                                       DOANE PET CARE COMPANY

                                            By: /s/ THOMAS R. HEIDENTHAL
                                               ---------------------------------
                                            Name:   Thomas R. Heidenthal
                                                 -------------------------------
                                            Title:  Senior V.P. & C.F.O.
                                                  ------------------------------

                                       SUMMIT CAPITAL INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                       CHASE MANHATTAN INVESTMENT
                                            HOLDINGS, INC.

                                            By: /s/ JEFFREY C. WALKER
                                               ---------------------------------
                                            Name:   Jeffrey C. Walker
                                                 -------------------------------
                                            Title:  CEO
                                                  ------------------------------

                                       BASEBALL PARTNERS

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                       SUMMIT/DPC PARTNERS, L.P.

                                            BY: SUMMIT CAPITAL, INC.,
                                                    its General Partner

                                            By:
                                               ---------------------------------
                                               Name:  George B. Kelly
                                               Title:   Chairman

                                       DLJ MERCHANT BANKING PARTNERS, L.P.,
                                            a Delaware Limited Partnership

                                            BY DLJ MERCHANT BANKING, INC.
                                                   Managing General Partner

                                            By: /s/ PETER GRAUER
                                               ---------------------------------
                                            Name:   Peter Grauer
                                                 -------------------------------
                                            Title:  Managing Director
                                                  ------------------------------

                                       DLJ INTERNATIONAL PARTNERS, C.V.

                                            BY:  DLJ MERCHANT BANKING, INC.
                                                   Advisory General Partner

                                                   By: /s/ PETER GRAUER
                                                      --------------------------
                                                   Name:   Peter Grauer
                                                        ------------------------
                                                   Title:  Managing Director
                                                         -----------------------

                                       DLJ OFFSHORE PARTNERS, C.V.

                                            BY: DLJ MERCHANT BANKING, INC.
                                                   Advisory General Partner

                                                   By: /s/ PETER GRAUER
                                                      --------------------------
                                                   Name:   Peter Grauer
                                                        ------------------------
                                                   Title:  Managing Director
                                                         -----------------------

                                       DLJ FIRST ESC, L.L.C.

                                            By: /s/ PETER GRAUER
                                               ---------------------------------
                                            Name:   Peter Grauer
                                                 -------------------------------
                                            Title:  Managing Director
                                                  ------------------------------

                                       DLJ MERCHANT BANKING FUNDING, INC.

                                            By: /s/ PETER GRAUER
                                               ---------------------------------
                                            Name:   Peter Grauer
                                                 -------------------------------
                                            Title:  Managing Director
                                                  ------------------------------

                                       THE ROSENTHAL 1989 TRUST

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                      By: /s/ DICK H. WEBER
                                         ---------------------------------------
                                                    Dick H. Weber


                                      By: /s/ TERRY W. BECHTEL
                                         ---------------------------------------
                                                    Terry W. Bechtel


                                      By:
                                         ---------------------------------------
                                                     Bob L. Robinson

                                      ROBINSON MANAGEMENT L.P.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                       BOB L. ROBINSON GRANTOR RETAINED
                                       ANNUITY TRUST

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                       JEANINE L. ROBINSON GRANTOR RETAINED
                                       ANNUITY TRUST

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                      By:
                                         ---------------------------------------
                                                    Roy E. Hess


                                      By:
                                         ---------------------------------------
                                                    Earl R. Clements

                                      By:
                                         ---------------------------------------
                                                    J. David Heaney


                                      By: /s/ LAURA HAWKINS MANSUR
                                         ---------------------------------------
                                                    Laura Hawkins Mansur



                                      By: /s/ WALID MANSUR
                                         ---------------------------------------
                                                     Walid Mansur


                                      THE KAREEM ROBERT MANSUR TRUST


                                      By: /s/ WALID MANSUR, TRUSTEE
                                         ---------------------------------------
                                                     Walid Mansur, Trustee


                                      THE SARA SELMA MANSUR TRUST


                                      By: /s/ WALID MANSUR, TRUSTEE
                                         ---------------------------------------
                                                     Walid Mansur, Trustee


                                      THE LEILA MARIAM MANSUR TRUST


                                      By: /s/ WALID MANSUR, TRUSTEE
                                         ---------------------------------------
                                                     Walid Mansur, Trustee



                                      By:
                                         ---------------------------------------
                                                     Gary L. Rosenthal



                                      By:
                                         ---------------------------------------
                                                     Lee H. Rosenthal


                                      By:
                                         ---------------------------------------
                                                     Ferd A. Rosenthal

       The following signatories are the "Windy Hill Investors." Each of the Windy Hill Investors and IBJ are parties to an escrow and pledge agreement dated August 3, 1998 pursuant to which IBJ, as escrow and collateral agent, is the record holder of all shares of Common Stock beneficially owned by the Windy Hill Investors. Each of the undersigned Windy Hill Investors, as evidenced by its signature below, hereby directs IBJ to enter into this Agreement.


                                     DARTFORD PARTNERSHIP, L.L.C.

                                            By: /s/ RAY CHUNG
                                               ---------------------------------
                                            Name:   Ray Chung
                                                 -------------------------------
                                            Title:  Executive Vice President
                                                  ------------------------------


                                     BRUCKMANN, ROSSER, SHERRILL & CO., L.P.

                                            By: /s/ STEPHEN C. SHERRILL
                                               ---------------------------------
                                            Name:   Stephen C. Sherrill
                                                 -------------------------------
                                            Title:  Managing Director
                                                  ------------------------------


                                     PNC CAPITAL CORP

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                     WINDY HILL PET FOOD COMPANY L.L.C.

                                            By: /s/ RAY CHUNG
                                               ---------------------------------
                                            Name:   Ray Chung
                                                 -------------------------------
                                            Title:  Executive Vice President
                                                  ------------------------------



                                            ------------------------------------
                                                     Robert V. Dale



                                            ------------------------------------
                                                     F. Donald Cowan, Jr.

                                            ------------------------------------
                                                     Donald L. Gadd


                                            ------------------------------------
                                                     Henry G. Hurd, Jr.


                                            ------------------------------------
                                                     Ben W. McCrory


                                            ------------------------------------
                                                     Vaughn R. Oakley



                                            ------------------------------------
                                                     Charles Dunleavy

                                        BCB PARTNERSHIP, BRUCE C. BRUCKMANN,
                                        DONALD J. BRUCKMANN, PAUL D. KAMINSKI,
                                        NAZ PARTNERSHIP, HAROLD O. ROSSER, H.
                                        VIRGIL SHERRILL, STEPHEN C. SHERRILL,
                                        NANCY A. ZWENG, ELIZABETH MCSHANE,
                                        BEVERLY PLACE, BY THE FOLLOWING
                                        PERSONS:


                                        By: /s/ STEPHEN C. SHERRILL
                                           -------------------------------------
                                           Stephen C. Sherrill, Attorney-in-Fact


                                        By: /s/ STEPHEN C. SHERRILL
                                           ------------------------------------
                                           Stephen C. Sherrill, Individually



                                        IBJ WHITEHALL BANK & TRUST COMPANY,
                                        as escrow and collateral agent and
                                        record holder for the shares of Common
                                        Stock beneficially owned by the Windy
                                        Hill Investors set forth above.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------